                                                                 EXHIBIT 10.9

                           MASTER LEASE AGREEMENT

MASTER LEASE AGREEMENT (the "Master Lease") dated January 23, 1996 by and between COMDISCO, INC. ("Lessor") and CARDIMA, INC. ("Lessee").

CONSIDERATION of the mutual agreements described below, the parties agree as follows (all capitalized terms are defined in Section 14.18):

1.  Property Leased.

    Lessor leases to Lessee all of the Equipment described on each Summary Equipment Schedule. In the event of a conflict, the terms of the applicable Schedule prevail over this Master Lease.

2.  Term.

    On the Commencement Date, Lessee will be deemed to accept the Equipment, will be bound to its rental obligations for each item of Equipment and the term of a Summary Equipment Schedule will begin and continue through the Initial Term and thereafter until terminated by either party upon prior written notice received during the Notice Period. No termination may be effective prior to the expiration of the Initial Term.

3.  Rent and Payment.

    Rent is due and payable in advance on the first day of each Rent Interval at the address specified in Lessor's invoice. Interim Rent is due and payable when invoiced. If any payment is not made when due, Lessee will pay a Late Charge on the overdue amount. Upon Lessee's execution of each Schedule, Lessee will pay Lessor the advance specified on the Schedule. The Advance will be credited towards the final Rent payment if Lessee is not then in default. No interest will be paid on the Advance.

4.  Selection; Warranty and Disclaimer of Warranties.

     4.1 Selection. Lessee acknowledges that it has selected the Equipment and disclaims any reliance upon statements made by the Lessor, other than as set forth in the Schedule.

     4.2 Warranty and Disclaimer of Warranties. Lessor warrants to Lessee that, so long as Lessee is not in default, Lessor will not disturb Lessee's quiet and peaceful possession, and unrestricted use of the Equipment. To the extent permitted by the manufacturer, Lessor assigns to Lessee during the term of the Summary Equipment Schedule any manufacturer's warranties for the Equipment. LESSOR MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor is not responsible for any /????/, claim, loss, damage or expense of any kind (including strict liability in tort) caused by the Equipment except for any loss or damage caused by the willful misconduct or negligent acts of Lessor. In no event is Lessor responsible for special, incidental or consequential damages.

5.  Title; Relocation or Sublease; and Assignment.

     5.1 Title. Lessee holds the Equipment subject and subordinate to the rights of the Owner, Lessor, any Assignee and any Secured Party. Lessee authorizes Lessor, as Lessee's agent, and at Lessor's expense, to prepare, execute and file in Lessee's name precautionary Uniform Commercial Code financing statements showing the interest of the Owner, Lessor, and any Assignee or Secured Party in the Equipment and to insert serial numbers in Summary Equipment Schedules as appropriate, Lessee will, at its expense, keep the Equipment free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold the Owner, Lessor, any Assignee and Secured Party harmless from and against any loss caused by Lessee's failure to do so, except where such is caused by Lessor.

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     5.2   Relocation or Sublease. Upon prior written notice, Lessee may relocate Equipment to any location within the continental United States provided (i) the Equipment will not be used by an entity exempt from federal income tax, and (ii) all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Lessee.

Lessee may sublease the Equipment upon the reasonable consent of the Lessor and the Secured Party. Such consent to sublease will be granted if: (i) Lessee meets the relocation requirements set out above, (ii) the sublease is expressly subject and subordinate to the terms of the Schedule, (iii) Lessee assigns its rights in the sublease to Lessor and the Secured Party as additional collateral and security, (iv) Lessee's obligation to maintain and insure the Equipment is not altered, (v) all financing statements required to continue the Secured Party's prior perfected security interest are filed, and (vi) Lessee executes sublease documents acceptable to Lessor.

No relocation or sublease will relieve Lessee from any of its obligations under this Master Lease and the relevant Schedule.

     5.3 Assignment by Lessor. The terms and conditions of each Schedule have been fixed by Lessor in order to permit Lessor to sell and/or assign or transfer its interest or grant a security interest in each Schedule and/or the Equipment to a Secured Party or Assignee. In that event, the term Lessor will mean the Assignee and any Secured Party. However, any assignment, sale, or other transfer by Lessor will not relieve Lessor of its obligations to Lessee and will not materially change Lessee's duties or materially increase the burdens or risks imposed on Lessee. The Lessee consents to and will acknowledge such assignments in a written notice given to Lessee. Lessee also agrees that:

(a) The Secured Party will be entitled to exercise all of Lessor's rights, but will not be obligated to perform any of the obligations of Lessor. The Secured Party will not disturb Lessee's quiet and peaceful possession and unrestricted use of the Equipment so long as Lessee is not in default and the Secured Party continues to receive all Rent payable under the Schedule; and

(b) Lessee will pay all Rent and all other amounts payable to the Secured Party, despite any defense or claim which it has against Lessor. Lessee reserves its right to have recourse directly against Lessor for any defense or claim;

(c) Subject to and without impairment of Lessee's leasehold rights in the Equipment, Lessee holds the Equipment for the Secured Party to the extent of the Secured Party's rights in that Equipment.

6.  Net Lease; Taxes and Fees.

     6.1 Net Lease. Each Summary Equipment Schedule constitutes a net lease. Lessee's obligation to pay Rent and all other amounts due hereunder is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

     6.2 Taxes and Fees. Lessee will pay when due or reimburse Lessor for all taxes, fees or any other charges (together with any related interest or penalties not arising from the negligence of Lessor) accrued for or arising during the term of each Summary Equipment Schedule against Lessor, Lessee or the Equipment by any governmental authority (except only Federal, state, local and franchise taxes on the capital or the net income of Lessor). Lessor will file all personal property tax returns for the Equipment and pay all such property taxes due. Lessee will reimburse Lessor for property taxes within thirty (30) days of receipt of an invoice.

7.  Care, Use and Maintenance; Inspection by Lessor.

     7.1 Care, Use and Maintenance. Lessee will maintain the Equipment in good operating order and appearance, protect the Equipment from deterioration, other than normal wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. If commercially available

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           and considered common business practice for each item of Equipment,
           Lessee will maintain in force a standard maintenance contract with the manufacturer of the Equipment, or another party acceptable to Lessor, and will provide Lessor with a complete copy of that contract. If Lessee has the Equipment maintained by a party other than the manufacturer or self maintains, Lessee agrees to pay any costs necessary for the manufacturer to bring the Equipment to then current release, revision and engineering change levels, and to re-certify the Equipment as eligible for manufacturer's maintenance at the expiration of the lease term, provided re-certification is available and is required by Lessor. The lease term will continue upon the same terms and conditions until recertification has been obtained.

     7.2 Inspection by Lessor. Upon reasonable advance notice, Lessee, during reasonable business hours and subject to Lessee's security requirements, will make the Equipment and its related log and maintenance records available to Lessor for inspection.

8. Representations and Warranties of Lessee. Lessee hereby represents, warrants and convenants that with respect to the Master Lease and each Schedule executed hereunder:

     (a) The Lessee is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business in each jurisdiction (including the jurisdiction where the Equipment is, or is to be, located) where its ownership or lease or property or the conduct of its business requires such qualification, except for where such lack of qualification would not have a material adverse effect on the Company's business; and has full corporate power and authority to hold property under the Master Lease and each Schedule and to enter into and perform its obligations under the Master Lease and each Schedule.

     (b) The execution and delivery by the Lessee of the Master Lease and each Schedule and its performance thereunder have been duly authorized by all necessary corporate action on the part of the Lessee, and the Master Lease and each Schedule are not inconsistent with the Lessee's Articles of Incorporation or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Master Lease and each Schedule constitute legal, valid and binding agreements of the Lessee, enforceable in accordance with their terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and rules of law concerning equitable remedies.

     (c) There are no actions, suits, proceedings or patent claims pending or, to the knowledge of the Lessee, threatened against or affecting the Lessee in any court or before any governmental commission, board or authority which, if adversely determined, shall have a materiel adverse effect on the ability of the Lessee to perform its obligations under the Master Lease and each Schedule.

     (d) The Equipment is personal property and when subjected to use by the Lessee will not be or become fixtures under applicable law.

     (e) The Lessee has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except the liabilities and obligations of the Lessee as set forth in the Financial Statements and liabilities and obligations which have occurred in the ordinary course of business, and which have not been, in any case or in the aggregate, materially adverse to Lessee's ongoing business.

     (f) To the best of the Lessee's knowledge, the Lessee owns, possesses, has access to, or can become licensed on reasonable terms under all patents, patent applications, trademarks, trade names, inventions, franchises, licenses, permits, computer software and copyrights necessary for the operations of its business as now conducted, with no known infringement of, or conflict with, the rights of others.

     (g) All material contracts, agreements and instruments to which the Lessee is a party are in full force and effect in all material respects, and are valid, binding and enforceable by the Lessee in accordance with

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          their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies.

9.     Delivery and Return of Equipment.

Lessee hereby assumes the full expense of transportation and in-transit insurance to Lessee's premises and installation thereat of the equipment. Upon termination (by expiration or otherwise) of each Summary Equipment Schedule, Lessee shall, pursuant to Lessor's instructions and at Lessee's full expense (including, without limitation, expenses of transportation and in-transit insurance), return the Equipment to Lessor in the same operating order, repair, condition and appearance as when received, less normal depreciation and wear and tear. Lessee shall return the Equipment to Lessor at 6111 North River Road, Rosemont, Illinois 60018 or at such other address within the continental United States as directed by Lessor, provided, however, that Lessee's expense shall be limited to the cost of returning the equipment to Lessor's address as set forth herein. During the period subsequent to receipt of a notice under Section 2, Lessor may demonstrate the Equipment's operation in place and Lessee will supply any of its personnel as may reasonably be required to assist in the demonstrations.

10.    Labeling.

Upon request, Lessee will mark the Equipment indicating Lessor's interest with labels provided by Lessor. Lessee will keep all Equipment free from any other marking or labeling which might be interpreted as a claim of ownership.

11.    Indemnity.

With regard to bodily injury and property damage liability only, Lessee will indemnify and hold Lessor, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorneys' fees, arising out of the ownership (for strict liability in tort only), selection, possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment during the term of this Master Lease or until Lessee's obligations under the Master Lease terminate. However, Lessee is not responsible to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligent acts of such indemnified party. Lessee agrees to carry bodily injury and property damage liability insurance during the term of the Master Lease in amounts and against risks customarily insured against by the Lessee on equipment owned by it. Any amounts received by Lessor under that insurance will be credited against Lessee's obligations under this Section.

12.    Risk of Loss.

Effective upon delivery and until the Equipment is returned, Lessee relieves Lessor of responsibility for all risks of physical damage to or loss or destruction of the Equipment. Lessee will carry casualty insurance for each item of Equipment in an amount not less than the Casualty Value. All policies for such insurance will name the Lessor and any Secured Party as additional insured and as loss payee, and will provide for at least thirty (30) days prior written notice to the Lessor of cancellation or expiration, and will insure Lessor's interest regardless of any breach or violation by Lessee of any representation, warranty or condition contained in such policies and will be primary without right of contribution from any insurance effected by Lessor. Upon the execution of any Schedule, the Lessee will furnish appropriate evidence of such insurance acceptable to Lessor.

Lessee will promptly repair any damaged item of Equipment unless such Equipment has suffered a Casualty Loss. Within fifteen (15) days of a Casualty Loss, Lessee will provide written notice of that loss to Lessor and Lessee will, at Lessee's option, either (a) replace the item of Equipment with Like Equipment and marketable title to the Like Equipment will automatically vest in Lessor or
(b) pay the Casualty Value and after that payment and the payment of all other amounts due and owing with respect to that item of Equipment, Lessee's obligation to pay further Rent for the item of Equipment will cease.

13.    Default, Remedies and Mitigation.

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       13.1    Default.  The occurrence of any one or more of the following
Events of Default constitutes a default under a Summary Equipment Schedule:

          (a) Lessee's failure to pay Rent or other amounts payable by Lessee when due if that failure continues for five (5) business days after written notice; or

          (b) Lessee's failure to perform any other term or condition of the Schedule or the material inaccuracy of any representation or warranty made by the Lessee in the Schedule or in any document or certificate furnished to the Lessor hereunder if that failure or inaccuracy continues for ten (10) business days after written notice; or

          (c) An assignment by Lessee for the benefit of its creditors, the failure by Lessee to pay its debts when due, the insolvency of Lessee, the filing by Lessee or the filing against Lessee of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the adjudication of Lessee as insolvent, the liquidation of Lessee, or the taking of any action for the purpose of the foregoing; or

          (d) The occurrence of an Event of Default under any Schedule, Summary Equipment Schedule or other agreement between Lessee and Lessor or its Assignee or Secured Party.

13.2 Remedies. Upon the occurrence of any of the above Events of Default, Lessor at its option, may:

       (a) enforce Lessee's performance of the provisions of the applicable Schedule by appropriate court action in law or in equity;

       (b) recover from Lessee any damages and or expenses, including Default Costs;

       (c) with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Rent due under the defaulted Schedule (discounted at the same rate of interest at which such defaulted Schedule was discounted with a Secured Party plus any prepayment fees charged to Lessor by the Secured Party or, if there is no Secured Party, then discounted at 6%) together with all Rent and other amounts currently due as liquidated damages and not as a penalty;

       (d) with notice and process of law and in compliance with Lessee's security requirements, Lessor may enter on Lessee's premises to remove and repossess the Equipment without being liable to Lessee for damages due to the repossession, except those resulting from Lessor's, its assignees', agents' or representatives' negligence; and

       (e) pursue any other remedy permitted by law or equity.

The above remedies, in Lessor's discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.

13.3   Mitigation.  Upon return of the Equipment pursuant to the terms of
Section 13.2, Lessor will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Equipment) to mitigate Lessor's damages as described below. EXCEPT AS SET FORTH IN THIS SECTION, LESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO MITIGATE ITS DAMAGES OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES STATED HEREIN. Lessor may sell, lease or otherwise dispose of all or any part of the Equipment at a public or private sale for cash or credit with the privilege of purchasing the Equipment. The proceeds from any sale, lease or other disposition of the Equipment are defined as either:

       (a) if sold or otherwise disposed of, the cash proceeds less the Fair Market Value of the Equipment at the expiration of the Initial Term less the Default Costs; or

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       (b) if leased, the present value (discounted at 3 percent (3%) over the
U.S. Treasury Notes of comparable maturity to the term of the re-lease) of the rentals for a term not to exceed the Initial Term, less the Default Costs.

Any proceeds will be applied against liquidated damages and any other sums due to Lessor from Lessee. However, Lessee is liable to Lessor for, and Lessor may recover, the amount by which the proceeds are less than the liquidated damages and other sums due to Lessor from Lessee.

14.    Additional Provisions.

       14.1 Board Attendance. One representative of Lessor will have the right to attend Lessee's corporate Board of Directors meetings and Lessee will give Lessor reasonable notice in advance of any special Board of Directors meeting, which notice will provide an agenda of the subject matter to be discussed at such board meeting. Lessee will provide Lessor with a certified copy of the minutes of each Board of Directors meeting within thirty (30) days following the date of such meeting held during the term of this Master Lease.

       14.2 Financial Statements. As soon as practicable at the end of each month (and in any event within thirty (30) days), Lessee will provide to Lessor the same information which Lessee provides to its Board of Directors, but which will include not less than a monthly income statement, balance sheet and statement of cash flows prepared in accordance with generally accepted accounting principles, consistently applied (the "Financial Statements"). As soon as practicable at the end of each fiscal year, Lessee will provide to Lessor audited Financial Statements setting forth in comparative form the corresponding figures for the fiscal year (and in any event within ninety (90) days), and accompanied by an audit report and opinion of the independent certified public accountants selected by Lessee. Lessee will promptly furnish to Lessor any additional information (including, but not limited to, tax returns, income statements, balance sheets and names of principal creditors) as Lessor reasonably believes necessary to evaluate Lessee's continuing ability to meet financial obligations. After the effective date of the initial registration statement covering a public offering of Lessee's securities, the term "Financial Statements" will be deemed to refer to only those statements required by the Securities and Exchange Commission.

       14.3 Obligation to Lease Additional Equipment. Upon notice to Lessee, Lessor will not be obligated to lease any Equipment which would have a Commencement Date after said notice if: (i) Lessee is in default under this Master Lease or any Schedule; (ii) Lessee is in default under any loan agreement, the result of which would allow the lender or any secured party to demand immediate payment of any material indebtedness; (iii) there is a material adverse change in Lessee's credit standing; or (iv) Lessor determines (in reasonable good faith) that Lessee will be unable to perform its obligations under this Master Lease or any Schedule.

       14.4 Merger and Sale Provisions. Lessee will notify Lessor of any proposed Merger at least sixty (60) days prior to the closing date. Lessor may, in its discretion, either (i) consent to the assignment of the Master Lease and all relevant Schedules to the successor entity, or (ii) terminate the Lease and all relevant schedules. If Lessor elects to consent to the assignment, Lessee and its successor will sign the assignment documentation provided by Lessor. If Lessor elects to terminate the Master Lease and all relevant Schedules, then Lessee will pay Lessor all amounts then due and owing and a termination fee equal to the present value (discounted at 6%) of the remaining Rent for the balance of the Initial Term(s) of all Schedules, and will return the Equipment in accordance with Section 9. Lessor hereby consents to any Merger in which the acquiring entity has a Moody's Bond Rating of BA3 or better or a commercially acceptable equivalent measure of creditworthiness as reasonably determined by Lessor.

       14.5 Entire Agreement. This Master Lease and associated Schedules and Summary Equipment Schedules supersede all other oral or written agreements or understandings between the parties concerning the Equipment including, for example, purchase orders. ANY AMENDMENT OF THIS MASTER LEASE OR A SCHEDULE, MAY ONLY BE ACCOMPLISHED BY A WRITING SIGNED BY THE PARTY AGAINST WHOM THE AMENDMENT IS SOUGHT TO BE ENFORCED.

       14.6 No Waiver. No action taken by Lessor or Lessee will be deemed to constitute a waiver of compliance with any representation, warranty or covenant contained in this Master Lease or a Schedule. The waiver

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by Lessor or Lessee of a breach of any provision of this Master Lease or a schedule will not operate or be construed as a waiver of any subsequent breach.

       14.7 Binding Nature. Each Schedule is binding upon, and inures to the benefit of Lessor and its assigns. LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS.

       14.8 Survival of Obligations. All agreements, obligations including, but not limited to those arising under Section 6.2, representations and warranties contained in this Master Lease, any Schedule, Summary Equipment Schedule or in any document delivered in connection with those agreements are for the benefit of Lessor and any Assignee or Secured Party and survive the execution, delivery, expiration or termination of this Master Lease.

       14.9 Notices. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of (1) actual receipt or (2) three days after mailing if mailed postage prepaid by regular or airmail to Lessor (to the attention of "the Comdisco Venture Group") or Lessee, at the address set out in the Schedule, (3) one day after it is sent by courier or (4) on the same day as sent via facsimile transmission, provided that the original is sent by personal delivery or mail by the sending party.

       14.10 Applicable Law. THIS MASTER LEASE HAS BEEN, AND EACH SCHEDULE WILL HAVE BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF ILLINOIS AND WILL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON LESSEE UNLESS EXPRESSLY GRANTED IN THIS MASTER LEASE OR A SCHEDULE.

       14.11 Severability. If any one or more of the provisions of this Master Lease or any Schedule is for any reason held invalid, illegal or unenforceable, the remaining provisions of this Master Lease and any such schedule will be unimpaired, and the invalid, illegal or unenforceable provision replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intention of the parties.

       14.12 Counterparts. This Master Lease and any Schedule may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitutes one and the same instrument. If Lessor grants a security interest in all or any part of a schedule, the Equipment or sums payable thereunder, only that counterpart Schedule marked "Secured Party's Original" can transfer Lessor's rights and all other counterparts will be marked "Duplicate."

       14.13 Licensed Products. Lessee will obtain no title to Licensed Products which will at all times remain the property of the owner of the Licensed Products. A license from the owner may be required and it is Lessee's responsibility to obtain any required license before the use of the Licensed Products. Lessee agrees to treat the Licensed Products as confidential information of the owner, to observe all copyright restrictions, and not to reproduce or sell the Licensed Products.

       14.14 Secretary's Certificate. Lessee will, upon execution of this Master Lease, provide Lessor with a secretary's certificate of incumbency and authority. Upon the execution of each Schedule with a purchase price in excess of $1,000,000, Lessee will provide Lessor with an opinion from Lessee's counsel in a form acceptable to Lessor regarding the representations and warranties in
Section 8.

       14.15 Electronic Communications. Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

       14.16 Landlord/Mortgagee Waiver. Lessee agrees to provide Lessor with a Landlord/Mortgagee Waiver with respect to the Equipment. Such waiver shall be in a form satisfactory to Lessor.

       14.17 Equipment Procurement Charge/Progress Payments. Lessee hereby agrees that Lessor shall not, by virtue of its entering into this Master Lease, be required to remit any payments to any manufacturer or other third party until Lessee accepts the equipment subject to this Master Lease.

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       14.18   Definitions.

Advance - means the amount due to Lessor by Lessee upon Lessee's execution of
-------
each Schedule.

Assignee - means an entity to whom Lessor has sold or assigned its rights as
--------
owner and Lessor of Equipment.

Casualty Loss - means the irreparable loss or destruction of Equipment.
-------------

Casualty Value - means the greater of the aggregate Rent remaining to be paid
--------------
for the balance of the lease term or the fair Market Value of the equipment immediately prior to the Casualty Loss. However, if a Casualty Value Table is attached to the relevant Schedule its terms will control.

Commencement Date - is defined in each Schedule.
-----------------

Default Costs - means reasonable attorney's fees and remarketing costs resulting
-------------
from a Lessee default or Lessor's enforcement of its remedies.

Delivery Date -means date of delivery of Inventory Equipment to Lessee's
-------------
address.

Equipment - means the property described on a Summary Equipment Schedule and any
---------
replacement for that property required or permitted by this Master Lease or a Schedule.

Event of Default - means the events described in Subsection 13.1.
----------------

Fair Market Value - means the aggregate amount which would be obtainable in an
-----------------
arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to sell.

Initial Term - means the period of time beginning on the first day of the first
------------
full Rent Interval following the Commencement Date for all items of Equipment and continuing for the number of Rent Intervals indicated on a Schedule.

Interim Rent - means the pro-rata portion of Rent due for the period from the
------------
Commencement Date through but not including the first day of the first full Rent Interval included in the Initial Term.

Late Charge - means the lesser of five percent (5%) of the payment due or the
-----------
maximum amount permitted by the law of the state where the Equipment is located.

Licensed Products - means any software or other licensed products attached to
-----------------
the Equipment.

Like Equipment - means replacement Equipment which is lien free and of the same
--------------
model, type, configuration and manufacture as Equipment.

Merger - means any consolidation or merger of the Lessee with or into any other
------
corporation or entity, any sale or conveyance of all or substantially all of the assets or stock of the Lessee by or to any other person or entity in which Lessee is not the surviving entity.

Notice Period - means not less than ninety (90) days nor more than twelve (12)
-------------
months prior to the expiration of the lease term.

Owner - means the owner of Equipment.
-----

Rent - means the rent Lessee will pay for each item of Equipment expressed in a
----
Summary Equipment Schedule either as a specific amount or an amount equal to the amount which Lessor pays for an item of Equipment multiplied by a lease rate factor plus all other amounts due to Lessor under this Master Lease or a Schedule.

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

Rent Interval - means a full calendar month or quarter as indicated on a
-------------
Schedule.

Schedule - means either an Equipment Schedule or a Licensed Products Schedule
--------
which incorporates all of the terms and conditions of this Master Lease.

Secured Party - means an entity to whom Lessor has granted a security interest
-------------
for the purpose of securing a loan.

Summary Equipment Schedule - means a certificate provided by Lessor summarizing
--------------------------
all of the Equipment for which Lessor has received Lessee approved vendor invoices, purchase documents and/or evidence of delivery during a calendar quarter which will incorporate all of the terms and conditions of the related Schedule and this Master Lease and will constitute a separate lease for the equipment leased thereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Master Lease on or as of the day and year first above written.

CARDIMA, INC.                            COMDISCO, INC.
as Lessee                                     as Lessor


By:  /s/  Phil Radlick                   By:
     ------------------------               -------------------------------


Title:                                   Title:
      -----------------------                  ----------------------------

                           EQUIPMENT SCHEDULE VL-1
                        DATED AS OF JANUARY 23, 1996
                          TO MASTER LEASE AGREEMENT
              DATED AS OF JANUARY 23, 1996 (THE "MASTER LEASE")



LESSEE:  CARDIMA, INC.              LESSOR:  COMDISCO, INC.

Admin. Contact/Phone No.:           Address for all Notices:
-------------------------           ------------------------
Dr. Phillip Radlick
Ph. (510)354-0153                   6111 North River Road
Fax (510)657-4476                   Rosemont, Illinois 60018
                                    Attn.:  Venture Group
Address for Notices:
--------------------
47266 Benicia Street
P.O. Box 14172
Fremont, CA  94539-1372
Attn.:

Central Billing Location:           Rent Interval:  Monthly
-------------------------           --------------
Same as above.


Attn.:

Lessee Reference No.:
                      ----------------------
                      (24 digits maximum)

Location of Equipment:              Initial Term:  42
----------------------              -------------
Same as above.                      (Number of Rent Intervals)

                                    Lease Rate Factor:  2.815%
                                    ------------------
Attn.:

EQUIPMENT  (as defined below):      Advance:  $42,225.00
                                    --------


Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period January 23, 1996 through January 23, 1997 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $1,500,000 ("Commitment Amount"); excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items.

1.   Equipment Purchase

     This Schedule contemplates Lessor's acquisition of Equipment for lease to Lessee, either by one of the first three categories listed below or by providing Lessee with Equipment from the fourth category, in a value up to the Commitment Amount referred to on the face of this Schedule. If the Equipment acquired is of category (i), (ii) or (iii) below, the effectiveness of this Schedule as it relates to those items of Equipment is contingent upon Lessee's acknowledgment at the time Lessor acquires the Equipment that Lessee has either received or approved the relevant purchase documentation between vendor and Lessor for that Equipment.

     Lessor will finance only the acquisition of individual items of Equipment with a cost to Lessor of more than $500.00.

     (i) NEW ON-ORDER EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

     (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than the fifteenth day of the last month in each quarter and for equipment installed after the date hereof (except for the Equipment submitted on the second Sale-Leaseback Transaction) Lessor will not approve a Sale-Leaseback Transaction for Equipment which arrives ninety (90) days after the original purchase of the Equipment as evidenced by the invoice date. Further, the first Sale-Leaseback of Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessee's actual book value. The second Sale-Leaseback Transaction will be placed on lease subject to values established by Lessor based on the age of the Equipment.

     (iii) USED ON-ORDER EQUIPMENT. Lessor will purchase used Equipment which is obtained from a third party by Lessee for its use subject to Lessor's prior approval of the Equipment and at Lessor's appraised value for such used Equipment.

     (iv) INVENTORY EQUIPMENT. Upon Lessee's request, Lessor may supply new or used Equipment from its inventory at rates provided by Lessor.

2.   Commencement Date

     The Commencement Date for each item of new on-order or used on-order Equipment will be the date Lessee approves the vendor invoice. The Commencement Date for sale-leaseback Equipment shall be the date Lessor tenders the purchase price, and the Commencement Date for inventory Equipment shall be the Delivery Date. Lessor will summarize all approved invoices, purchase documentation and evidence of delivery, as applicable, received in the same calendar quarter into a Summary Equipment Schedule in the form attached to this Schedule as Exhibit 1, and the Initial Term will begin the first day of the calendar quarter thereafter. Each Summary Equipment Schedule will contain the Equipment location, description, serial number(s) and cost and will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate lease.

3.   Option to Extend

     So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term of a Summary Equipment Schedule, Lessee will have the right to extend the Initial Term of such Summary Equipment Schedule for a period of one (1) year. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Summary Equipment Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Equipment Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the date of receipt.

4.   Purchase Option

     So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety (90) days prior to the expiration of the Initial Term or the extended term of the applicable Summary Equipment Schedule, Lessee will have the option at the expiration of the Initial Term of the Summary Equipment Schedule to purchase all, but not less than all, of the Equipment listed therein for the purchase price not to exceed twenty percent (20%) of the original cost of Equipment and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least thirty (30) days before the expiration date of the Initial Term or extended purchase price but, in no event, earlier than the expiration of the fixed Initial Term of extended term, if applicable. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Summary Equipment Schedule with respect to this Equipment shall remain in full force and effect. Notwithstanding the exercise by Lessee of this option and payment of the purchase price, until all obligations under the applicable Summary Equipment Schedule have been fulfilled, it is agreed and understood that Lessor shall retain a purchase money security interest in the Equipment listed therein and the Summary Equipment Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located.

5.   Special Terms

     The terms and conditions of the Lease as they pertain to this Schedule are hereby modified and amended as follows:

(a)  Section 14.14.  Secretary's Certificate
                     -----------------------

     In line 3, delete the sentence beginning with the words "Upon the execution".

(b)  Section 14.16.  Landlord/Mortgagee Waiver
                     -------------------------

     To the beginning of this Section add the words "Upon request of Lessor and within a reasonable timeframe,"

Master Lease: This schedule is issued pursuant to the Lease identified on page 1 of this Schedule. All of the terms and conditions of the Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

     CARDIMA, INC.                       COMDISCO, INC.
     as Lessee                           as Lessor


     By:  /s/ Phil Radlick            By:
        ------------------                -------------------------------

     Title:                           Title:
           ---------------                  -----------------------------
     Date:                            Date:
          ----------------                  -----------------------------

                                                                   18 SLXXXXX-XX


                                  EXHIBIT 1

                         SUMMARY EQUIPMENT SCHEDULE
                         --------------------------

     This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.


1.   For Period Beginning:          And Ending:
     --------------------           ----------

2.   Initial Term Starts on:        Initial Term:
     ----------------------         ------------
                                    (Number of Rent Intervals)

3.   Total Summary Equipment Cost:
     ----------------------------

4.   Lease Rate Factor:
     -----------------

5.   Rent:
     ----

6.   Acceptance Doc Type:
     -------------------

                  ADDENDUM TO THAT EQUIPMENT SCHEDULE VL-1
                     DATED AS OF JANUARY 23, 1996 TO THE
             MASTER LEASE AGREEMENT DATED AS OF JANUARY 23, 1996
                       BETWEEN CARDIMA, INC. AS LESSEE
                        AND COMDISCO, INC. AS LESSOR


     The undersigned hereby agree that the terms and conditions of the above-referenced Equipment Schedule are hereby modified and amended as follows:


1)   Section 5.2.  Relocation or Sublease.
                   ----------------------

     In the second paragraph, line 2, after the words "the Secured Party" insert "such consent not to be reasonably withheld."

2)   Section 9.  Delivery and Return of Equipment.
                 --------------------------------

     At the beginning of the first sentence add "As between Lessor and Lessee," and in line 7 after the words "and wear and tear" insert "subject to the other terms of this agreement".

3)   Section 11.  Indemnity
                  ---------

     In line 9, after the words "negligent acts" insert the words "or willful misconduct".

4)   Section 13.  Default
                  -------

     In subparagraph (b), in line 4 after the words "after written notice" insert "from Lessor".

     In subparagraph (c), in line 1 after the words "of its creditors, the" add "material".

5)   Section 13.2.  Remedies
                    --------

     To the end of the last paragraph in this Section, add the following:

     "Any such successive or cumulative exercise is not intended to provide Lessor with a greater return than it would have received had Lessee fully performed under the terms of the applicable Summary Equipment Schedule."

6)   Section 14.1.  Board Attendance
                    ----------------

     Delete the first sentence of this section.

7)   Section 14.2.  Financial Statements
                    --------------------

     In line 10, after the words "furnish to Lessor" add the words ",upon request".

     Delete the last 2 lines of this section and add "obligations of Lessee under this Section shall cease".

8)   Section 14.4.  Merger and Sale Provisions.

     In line 2, delete "sixty (60)" and replace with "twenty (20)".



     CARDIMA, INC.                       COMDISCO, INC.
     as Lessee                                as Lessor


     By: /s/ Phil Radlick                By:
         --------------------               -------------------------

     Title:                              Title:
           ------------------                  ----------------------

     Date:                               Date:
          -------------------                 -----------------------

COMDISCO, INC,COMDISCO, INC.
6111 North River Road                          PURCHASE AGREEMENT - Leaseback
Rosemont, Illinois 60018                           (Installed Equipment)


     This Agreement dated as of March 18, 1996 by and between COMDISCO, INC., a Delaware corporation, having its principal place of business at 6111 North River Road, Rosemont, Illinois 60018, hereinafter called BUYER and Cardima, Inc. a corporation, having its principal place of business at 47266 Benicia Street, PO Box 14172, Fremont, California 945390-1372 hereinafter called SELLER.

     Witnesseth, that in consideration of the mutual undertaking herein contained, the parties agree as follows:

1.   SALE
     ----

     SELLER agrees to sell and BUYER agrees to purchase from SELLER the equipment listed below together with all additions, attachments, parts or accessories incorporated or attached therein or associated therewith (referred to as the "Equipment") in accordance with the terms and conditions specified herein.

Item                   Machine   Model/                  Serial
Number      Quantity    Type     Feature   Description   Number
---------   --------   -------   -------   -----------   ------


SEE ATTACHED INVOICES


2.   PURCHASE PRICE
     --------------

     BUYER shall purchase the installed Equipment for an amount equivalent to $85,088.66. BUYER shall have the benefit of any prior or retroactive price decrease which applies to the Equipment. SELLER shall provide BUYER with all of the purchase documentation associated with SELLER's purchase of the Equipment from the vendor (the "Equipment Vendor") including but not limited to the purchase documentation, invoices and Bill of Sale to SELLER. If SELLER has not yet paid the Equipment Vendor from whom SELLER is purchasing the Equipment, BUYER shall pay said Purchase Price directly to the Equipment Vendor, unless otherwise agreed.

3.   DELIVERY
     --------

     SELLER shall deliver and BUYER shall accept delivery of the Equipment at SELLER's premises on the Closing Date. Irrespective of any other provision hereof, SELLER shall bear all risk of damage from fire, the elements or otherwise until the full payment of the purchase price is paid.

4.   CLOSING DATE
     ------------

     The Closing shall take place on 4-22-96.
                                     -------

5.   LEASEBACK
     ---------

     This Agreement is contingent upon SELLER leasing the Equipment from BUYER pursuant to the Equipment Schedule No. VL-1 to the Master Lease Agreement dated as of January 23, 1996 between SELLER, as Lessee, and BUYER, as Lessor (collectively the "Lease").

     SELLER represents and warrants to BUYER that the Equipment has been installed, tested, inspected and accepted by SELLER from the Equipment Vendor and that the Equipment is in good working order.

6.   MAINTENANCE/WARRANTIES
     ----------------------

     (a) SELLER warrants that either (i) the Equipment under "new" equipment warranty from the manufacturer or (ii) the Equipment has been continuously under a maintenance contract and will be eligible for the manufacturer's maintenance agreement as of the Closing Date and all Equipment is at current manufacturer release, revision and/or engineering change levels.

     (b) SELLER shall and hereby does assign to BUYER the benefit of all rights applicable to the Equipment in connection with warranties, servicing, training, patent and copyright indemnities and the like including the right to use and possess licensed products associated with the Equipment provided by the manufacturer or Equipment Vendor.

7.   TITLE
     -----

     Title shall pass from SELLER to BUYER on the date BUYER tenders payment of the purchase price. SELLER shall provide BUYER with a Bill of Sale as specified by BUYER upon payment of the full Purchase Price to evidence passage of title to the Equipment from SELLER to BUYER free and clear of all claims, liens and encumbrance

8.   TAXES
     -----

     SELLER hereby indemnifies and holds BUYER harmless for any sales or other tax arising from the transaction between the Manufacturer and SELLER. BUYER warrants that it is in the business of buying and selling capital equipment and that the purchase of the Equipment is for the purpose of resale only. BUYER shall provide SELLER with a resale exemption certificate upon request.

9.   NOTICES
     -------

     Any notice provided for herein shall be in writing and sent by registered or certified mail, postage prepaid, addressed to the party for which it is intended at the address set forth in the first paragraph of this Agreement or to such other address as either party shall from time to time indicate in writing, and said notice shall be effective upon receipt or three days from the date of mailing, whichever occurs first.

10.  TAX BENEFITS
     ------------

     SELLER hereby agrees that with respect to the Equipment, BUYER shall be entitled to all the tax benefits that are afforded to an owner of equipment under the Internal Revenue Code of 1986 (the "Code"), and its related sections of the Code.

11.  MISCELLANEOUS
     -------------

     (a) This constitutes the entire Agreement between SELLER and BUYER with respect to the purchase and sale of the Equipment and no representation or statement not contained herein shall be binding upon SELLER or BUYER as a warranty or otherwise, unless in writing and executed by the party to be bound thereby.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois including all matters of construction, validity, performance and enforcement.

     (d) This Agreement is subject to acceptance by BUYER at its offices in Rosemont, Illinois, and shall only become effective on the date thereof.

     (e) This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and of equal force and effect.

     (f) SELLER agrees to and shall indemnify and hold BUYER harmless from and against all claims, liens, costs, loss, expenses or damages arising out of the breach by SELLER of its obligations or out of any misrepresentation by SELLER, hereunder.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and do hereby warrant and represent that its respective signatory whose signature appears below has been and is on the date of this Agreement duly authorized by all necessary and appropriate corporate action to execute this Agreement.


CARDIMA, INC.                            COMDISCO, INC.
as Seller                                as Buyer


By:  /s/ Gabriel B. Vegh                 By:  /s/ Jill C. Hanses
    ---------------------                     ---------------------------

Title:  COO                              Title:  Assistant Vice President
      -------------------                      --------------------------

Date:  3/22/96                           Date:
     --------------------                     ---------------------------

COMDISCO, INC,COMDISCO, INC.
6111 North River Road                         PURCHASE AGREEMENT - Leaseback
Rosemont, Illinois 60018                           (Installed Equipment)


     This Agreement dated as of January 23, 1996 by and between COMDISCO, INC., a Delaware corporation, having its principal place of business at 6111 North River Road, Rosemont, Illinois 60018, hereinafter called BUYER and CARDIMA, INC., a Delaware corporation, having its principal place of business at 47266 Benicia Street, Fremont, California 94539, hereinafter called SELLER.

     Witnesseth, that in consideration of the mutual undertaking herein contained, the parties agree as follows:

1.   SALE
     ----

     SELLER agrees to sell and BUYER agrees to purchase from SELLER the equipment listed below together with all additions, attachments, parts or accessories incorporated or attached therein or associated therewith (referred to as the "Equipment") in accordance with the terms and conditions specified herein.

Item                   Machine   Model/                  Serial
Number      Quantity    Type     Feature   Description   Number
---------   --------   -------   -------   -----------   ------


SEE ATTACHED LIST


2.   PURCHASE PRICE
     --------------

     BUYER shall purchase the installed Equipment for an amount equivalent to $504,947.92. BUYER shall have the benefit of any prior or retroactive price decrease which applies to the Equipment. SELLER shall provide BUYER with all of the purchase documentation associated with SELLER's purchase of the Equipment from the vendor (the "Equipment Vendor") including but not limited to the purchase documentation, invoices and Bill of Sale to SELLER. If SELLER has not yet paid the Equipment Vendor from whom SELLER is purchasing the Equipment, BUYER shall pay said Purchase Price directly to the Equipment Vendor, unless otherwise agreed.

3.   DELIVERY
     --------

     SELLER shall deliver and BUYER shall accept delivery of the Equipment at SELLER's premises on the Closing Date. Irrespective of any other provision hereof, SELLER shall bear all risk of damage from fire, the elements or otherwise until the full payment of the purchase price is paid.

4.   CLOSING DATE
     ------------

     The Closing shall take place on______________________.

5.   LEASEBACK
     ---------

     This Agreement is contingent upon SELLER leasing the Equipment from BUYER pursuant to the Equipment Schedule No. VL-1 to the Master Lease Agreement dated as of January 23, 1996 between SELLER, as Lessee, and BUYER, as Lessor (collectively the "Lease").

     SELLER represents and warrants to BUYER that the Equipment has been installed, tested, inspected and accepted by SELLER from the Equipment Vendor.

6.   MAINTENANCE/WARRANTIES
     ----------------------

     (a) SELLER warrants that the Equipment has either been self maintained or has been under a maintenance contract with the manufacturer or other third party maintenance organization, and as such the Equipment is in good operating order and appearance, other than normal wear and tear.

     (b) SELLER shall and hereby does assign to BUYER the benefit of all rights applicable to the Equipment in connection with warranties, servicing, training, patent and copyright indemnities and the like including the right to use and possess licensed products associated with the Equipment provided by the manufacturer or Equipment Vendor.

7.   TITLE
     -----

     Title shall pass from SELLER to BUYER on the date BUYER tenders payment of the purchase price. SELLER shall provide BUYER with a Bill of Sale as specified by BUYER upon payment of the full Purchase Price to evidence passage of title to the Equipment from SELLER to BUYER free and clear of all claims, liens and encumbrance

8.   TAXES
     -----

     SELLER hereby indemnifies and holds BUYER harmless for any sales or other tax arising from the transaction between the Manufacturer and SELLER. BUYER warrants that it is in the business of buying and selling capital equipment and that the purchase of the Equipment is for the purpose of resale only. BUYER shall provide SELLER with a resale exemption certificate upon request.

9.   NOTICES
     -------

     Any notice provided for herein shall be in writing and sent by registered or certified mail, postage prepaid, addressed to the party for which it is intended at the address set forth in the first paragraph of this Agreement or to such other address as either party shall from time to time indicate in writing, and said notice shall be effective upon receipt or three days from the date of mailing, whichever occurs first.

10.  TAX BENEFITS
     ------------

     SELLER hereby agrees that with respect to the Equipment, BUYER shall be entitled to all the tax benefits that are afforded to an owner of equipment under the Internal Revenue Code of 1986 (the "Code"), and its related sections of the Code.

11.  MISCELLANEOUS
     -------------

     (a) This constitutes the entire Agreement between SELLER and BUYER with respect to the purchase and sale of the Equipment and no representation or statement not contained herein shall be binding upon SELLER or BUYER as a warranty or otherwise, unless in writing and executed by the party to be bound thereby.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois including all matters of construction, validity, performance and enforcement.

     (d) This Agreement is subject to acceptance by BUYER at its offices in Rosemont, Illinois, and shall only become effective on the date thereof.

     (e) This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and of equal force and effect.

     (f) SELLER agrees to and shall indemnify and hold BUYER harmless from and against all claims, liens, costs, loss, expenses or damages arising out of the breach by such party of its obligations under this agreement or out of any misrepresentation by such party, hereunder.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and do hereby warrant and represent that its respective signatory whose signature appears below has been and is on the date of this Agreement duly authorized by all necessary and appropriate corporate action to execute this Agreement.


CARDIMA, INC.                       COMDISCO, INC.
as Seller                           as Buyer


By:  /s/ Phil Radlick               By:
   ------------------------            --------------------------

Title:                              Title:
      ---------------------               -----------------------

Date:                               Date:
     ----------------------              ------------------------